UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2005

ERGO SCIENCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26988	04-3565746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

790 Turnpike St., Suite 202 North Andover, MA		01845
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 688-8833

Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

          On April 1, 2005, Ergo Science Corporation (the “Registrant”) completed the acquisition of the business publishing division (the “Business”) of Highbury House Communications plc, a company registered in England and Wales (“Highbury House”) pursuant to a share purchase agreement (the “Agreement”).  The Registrant announced the signing of the Agreement on February 9, 2004.

          The purchase price of GBP 12.5 million (approximately $23.395 million) is subject to a post-closing adjustment based on the actual working capital of the Business on the date of the closing. At closing, the Registrant paid Highbury House GBP 11.459 million (approximately $21.447 million), being the estimated amount of the final purchase price for the Business after such adjustment.

          The Business, comprising eight wholly-owned subsidiaries of Highbury House, provides information across a diverse range of sectors including printed and web-based magazines, data services and directories, exhibitions, conferences and award ceremonies.  It includes 13 trade names (including: Checkout; Electrical Times; Independent Retail News; The Motor Ship; World Travel Guide; and Motor Trader); 150 domain names (including: columbusguides.com; groweroftheyear.com; harpers-wine.com; motorship.com; motortrader.com; travel-guide.com; and worldfish.com); around 40 magazine titles (including: Motor Trader; World Fishing Magazine; Export Times; Checkout; World Travel Guide; Television World; and Electronics World); and around 30 events (including: European Hotel Design Awards; The International Wine & Spirit Competition; The Retail Industry Awards; Quality Food and Drinks Awards; and Europe Power Conference and Exhibition).

Item 7.01  Regulation FD Disclosure

          On April 4, 2004, the Registrant issued a press release announcing the events described in Item 2.01.  The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.  The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Registrant.

Item 9.01  Financial Statements and Exhibits.

          (a)          Financial statements of business acquired.

          The Registrant intends to file the financial statements of the business acquired and the accountant’s report under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

          (b)          Pro forma financial information.

          The Registrant intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

          (c)          Exhibits.

          Exhibit 99.1  –  Press release, dated April 4, 2005 issued by Ergo Science Corporation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERGO SCIENCE CORPORATION

Date: April 7, 2005	By:	/s/ LING KWOK

Ling Kwok
Vice President

EXHIBIT INDEX

Exhibit 99.1  --  Press release, dated April 4, 2005, issued by Ergo Science Corporation.